Summary Prospectus Supplement dated June 21, 2019

The purpose of this mailing is to provide you with changes to the current Summary Prospectuses for Series I and Series II shares of the Fund listed below:

Invesco V.I. Core Equity Fund

The following information replaces the table in its entirety appearing under the heading “Management of the Fund” in the summary prospectuses:

“Portfolio Managers	Title	Length of Service on the Fund
Manind (“Mani”) Govil	Portfolio Manager (lead)	2019
Benjamin Ram	Portfolio Manager	2019
Paul Larson	Portfolio Manager	2019”

VICEQ-SUMPRO SUP 062119